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                                                                    EXHIBIT 99.1

                                                           FOR IMMEDIATE RELEASE

CONTACTS:
GloTech Industries, Inc.                   UTEK Corporation
Heinz Fraunhoffer                          Diane Mueller
352-334-7245                               813-754-4330
heinz@glowbike.com                 dmueller@utekcorp.com

   GLOTECH INDUSTRIES, INC. ACQUIRES ADVANCED ILLUMINATION TECHNOLOGIES, INC.

GAINESVILLE, FL & PLANT CITY, FL -- (BUSINESS WIRE) -- June 25, 2003 -- GloTech Industries, Inc. ("GloTech") (OTCBB:GTHI), a manufacturer of illuminating safety devices, and UTEK Corporation ("UTEK") (AMEX:UTK), an innovative technology transfer company, announced today that GloTech has acquired Advanced Illumination Technology, Inc. (AIT), a UTEK subsidiary. AIT holds a non-exclusive license to a National Institute of Occupational Safety and Health (NIOSH) developed lighted-line technology. The patent pending, lighted-line technology was developed as a flexible, illuminated, safety line used to keep rescue and exploration team members together in low-light areas such as tunnels or smoke-filled buildings. The lighted-line helps to prevent tripping hazards and eases the task of locating the line if it becomes entangled around obstacles. The NIOSH inventors of the technology are Ronald S. Conti and Linda
L. Chasko.

According to Heinz Fraunhoffer, President and CEO of GloTech Industries, "GloTech has built an innovative electroluminescent safety product business based on technology developed by the University of Florida. We are very enthusiastic about adding NIOSH's lighted-line technology to our product line. We believe there are a number of unique applications for an illuminated line with high tensile strength, as well as numerous other commercial and consumer applications."

"UTEK is pleased to consummate this technology transfer with GloTech. We are enthusiastic about the potential of the NIOSH developed technology combined with GloTech's mission to bring innovative, lighted safety products to the marketplace," commented Clifford M. Gross, Ph.D., Chief Executive Officer of UTEK Corporation.

ABOUT GLOTECH INDUSTRIES, INC.

GloTech is a technology-based company, headquartered in Gainesville, Florida, which develops, manufactures, lighted safety products. More information can be found on GloTech Industries, Inc.'s web site, www.glowbike.com.

ABOUT UTEK CORPORATION

UTEK(R) is an innovative technology-transfer company dedicated to building bridges between university-developed technologies and commercial organizations. UTEK, along with its TechEx on-line and PAX European divisions, identifies and transfers new technologies from universities and research centers to the marketplace. UTEK is a business development company providing research-outsourcing services to commercial enterprises and technology-transfer services to research institutions.

ABOUT NIOSH

The National Institute for Occupational Safety and Health (NIOSH) is the Federal agency responsible for conducting research and making recommendations for the prevention of work-related disease and injury. The Institute is part of the Centers for Disease Control and Prevention (CDC).

Certain matters discussed in this press release are "forward-looking statements." These forward-looking statements can generally be identified as such because the context of the statement will include words such as UTEK or GloTech "expect," "anticipate" or words of similar import. Similarly, statements that describe UTEK's or GloTech's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, including the financial performance of UTEK or GloTech, as appropriate, and market valuations of their stock, which could cause actual results to differ materially from those currently anticipated. Although UTEK and GloTech, as appropriate, believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, they can give no assurance that their expectations will be attained. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating any forward-looking statements. Forward-looking statements made herein are only made as of the date of this press release and neither UTEK nor GloTech, as appropriate, undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

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